March 26, 2015

Scharf Fund

Retail Class	logrx
Institutional Class	logix

Scharf Balanced Opportunity Fund

Investor Class	LOGOX

Scharf Global Opportunity Fund

Retail Class	WRLDX

Series of Advisors Series Trust

Supplement to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) for the Scharf Fund, Scharf Balanced Opportunity Fund and Scharf Global Opportunity Fund, dated January 28, 2015

Effective on or around July 1, 2015, Scharf Investments, LLC (the “Adviser” or “Scharf Investments”), investment adviser to the Scharf Fund, Scharf Balanced Opportunity Fund and Scharf Global Opportunity Fund (the “Funds”), anticipates that Brian A. Krawez, President, Chairman of the Investment Committee and an owner of Scharf Investments, will succeed Jeffrey R. Scharf, Founder and Chairman of Scharf Investments, as the managing member (the “Manager”) of Scharf Investments under its limited liability company agreement, causing a “change in control” of the Adviser.

The Adviser has announced that no changes are planned to the portfolio management teams or investment approach for the Funds following the transition.  The Funds’ daily operations and management activities are not expected to be affected in any way.  Mr. Krawez is the portfolio manager responsible for the day-to-day management of the Funds and has managed the Funds since inception.

Under the Investment Company Act of 1940, as amended, the change in the Adviser’s Manager results in a technical “assignment” of the existing investment advisory agreement between the Adviser and the Funds, and, consequently, the automatic termination of the agreement.

The Board of Trustees of Advisors Series Trust met in person March 11-13, 2015 and approved a new investment advisory agreement between the Adviser and the Funds, on terms substantially identical to the existing investment advisory agreement with the Adviser.  Shareholders of the Funds will be asked to approve the new investment advisory agreement at a special meeting of shareholders expected to be held in June, 2015.  Shareholders will receive detailed information in May, 2015 about the proposed new investment advisory agreement and Scharf Investments’ change in Manager in connection with the solicitation of their approval of the new investment advisory agreement.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.
The date of this Supplement is March 26, 2015.